UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

             California               001-14431             95-4676679
  (State or other jurisdiction of    (Commission         (I.R.S. Employer
  incorporation or organization)     File Number)        Identification No.)

       630 East Foothill Blvd.
        San Dimas, California                                  91773
   (Address of principal executive                          (Zip Code)
              offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

             California               001-12008             95-1243678
  (State or other jurisdiction of    (Commission         (I.R.S. Employer
  incorporation or organization)     File Number)        Identification No.)

       630 East Foothill Blvd.
        San Dimas, California                                  91773
   (Address of principal executive                          (Zip Code)
              offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD


Item 7.01.   Regulation FD Disclosure

San Dimas, California, January 4, 2007.... American States Water Company
(NYSE:AWR) announced that the California Public Utilities Commission approved rate increases in all water customer service areas of its Golden State Water Company subsidiary. The new rates will be effective as of January 1, 2007.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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                  Section 9 - Financial Statement and Exhibits


Item 9.01.   Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------
99.1           Press Release: American States Water Company Announces Approval
               by CPUC of Rate Increases


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN STATES WATER COMPANY

Date: January 4, 2007                         /s/ Robert J. Sprowls
                                   ---------------------------------------------
                                                 Robert J. Sprowls
                                    Sr. Vice President, Chief Financial Officer,
                                        Treasurer and Corporate Secretary